Exhibit 10.2

Execution Version

WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

This WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”), dated as of July 31, 2017, is entered into by and among WALTER INVESTMENT MANAGEMENT CORP., a Maryland corporation (the “Borrower”) and the Lenders listed on the signature pages hereto constituting the Required Lenders.

RECITALS:

WHEREAS, the Borrower, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent and collateral agent for the Lenders under the Credit Agreement (in such capacity, the “Agent”) have entered into that certain Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, supplemented or otherwise modified prior to the effectiveness of this Waiver, the “Existing Credit Agreement”; the Existing Credit Agreement, as supplemented by this Waiver and as the same hereafter further may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has advised the Lenders that certain Events of Default have occurred and are continuing or may arise under the Credit Agreement, as a result of or arising from, directly or indirectly, (a) any breach of any representation or warranty made prior to the Waiver Effective Date (as defined below) (including, without limitation, pursuant to Section 3.07 of the Credit Agreement and/or as part of any certification, report or statement made or delivered pursuant to or in connection with Section 5.01(b), (c) or (d)) as a result of the Borrower being required to restate (the “Restatement”) its financial statements for the fiscal quarters ended June 30, 2016, September 30, 2016 and March 31, 2017, and for the fiscal year ended December 31, 2016 (collectively, the “Specified Financial Statements” and after giving effect to the Restatement, such Specified Financial Statements as so restated, the “Restated Financial Statements”) as a result of certain errors relating to how the Borrower performed its calculations to determine the valuation allowance for its deferred tax asset, (b) a “going concern” or like qualification in the auditor report delivered in connection with the Restated Financial Statements, (c) any default, event of default or similar event (each a “Specified Cross Default”) under instruments governing other Indebtedness arising from or as a result of the foregoing and (d) any failure to deliver any notice to the Administrative Agent or the Lenders with respect to all or any portion of the foregoing (collectively, the “Specified Defaults”);

WHEREAS, the Borrower requested, among other things, that the Lenders waive the Specified Defaults. The undersigned Lenders are willing to accommodate such requests, subject to satisfaction of the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.    Unless otherwise specifically defined herein, each term used herein (including in the recitals above) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Waiver.    Effective as of the Waiver Effective Date (as defined below), subject to the terms and conditions of this Waiver and in reliance upon the representations and warranties of the Borrower set forth in Section 4 below, the undersigned Lenders (representing the Required Lenders) hereby waive the Specified Defaults (provided, that with respect any Specified Cross Default, the foregoing waiver shall only be effective as to such Specified Cross Default for so long as the underlying Indebtedness with respect to such Specified Cross Default has not been accelerated by the holders thereof) and acknowledge and agree that, notwithstanding anything to the contrary in the Credit Agreement or any other Credit Document, the Restatement shall be permitted. This is a limited, one time waiver and, except as expressly set forth herein, shall not be deemed to: (a) constitute a waiver of any other Event of Default or any other breach of the Credit Agreement or any of the other Credit Documents, whether now existing or hereafter arising, (b) constitute a waiver of any right or remedy of any of the Lenders under the Credit Documents which does not arise as a result of the Specified Defaults (all such rights and remedies being expressly reserved by the Lenders) or (c) establish a custom or course of dealing or conduct between the Lenders, on the one hand, and Borrower or any other Credit Party on the other hand. The foregoing waiver shall not be deemed to constitute a consent of any other act, omission or any breach of the Credit Agreement or any of the other Credit Documents.

Section 3. Conditions to Effectiveness of this Agreement.    This Waiver shall become effective as of the first date (the “Waiver Effective Date”) upon which each of the following conditions shall have been satisfied:

(i)    receipt from the Borrower and the Lenders representing the Required Lenders of executed counterparts hereof;

(ii)    the execution and effectiveness of the Restructuring Support Agreement, dated as of July 31, 2017 (the “RSA”), to which this Waiver is annexed as Exhibit B; and

(iii)    the execution and effectiveness of that certain Interim Amendment (as defined in the RSA) annexed to the RSA as Exhibit C.

Section 4. Representations of the Borrower.    The Borrower hereby represents and warrants to the undersigned Lenders that as of the Waiver Effective Date (after giving effect to this Waiver and the other transactions contemplated hereby):

(i)    except as any such representations relate to or are impacted by or with respect to the Specified Financial Statements, each of the representations and warranties made by any Credit Party in or pursuant to the Credit Documents is true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the Waiver Effective Date (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) as of such date); and

(ii)    other than the Specified Defaults, no Default or Event of Default has occurred and is continuing on the Waiver Effective Date.

Section 5. Covenants.    In the event that a Restatement occurs, promptly following the effectiveness of such Restatement and the Restated Financial Statements becoming available, the Borrower shall deliver the Restated Financial Statements to the Administrative Agent (which delivery requirement shall be deemed satisfied by the posting of such information, materials or reports on EDGAR or any successor website maintained by the SEC) and each Lender party hereto.

Section 6. Governing Law.    This Waiver and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of New York.

Section 7. Effect of This Agreement.    Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

Section 8. Counterparts.    This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 9. Miscellaneous.    This Waiver shall constitute a Credit Document for all purposes of the Credit Agreement. Each Lender party hereto acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own decision to enter into this Waiver. The Lenders party hereto hereby expressly consent to the execution of, and direct the Administrative Agent to execute, this Waiver and agree that the Administrative Agent is fully protected by the provisions of Article 8 of the Credit Agreement, including the third paragraph thereof.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WALTER INVESTMENT MANAGEMENT CORP., as Borrower

By:	/s/ Gary L. Tillett
Name: Gary L. Tillett
Title: Executive Vice President and Chief Financial Officer

[Waiver to Credit Agreement Signature Page]

[LENDER], as Lender

By:
Name:
Title:

[Waiver to Credit Agreement Signature Page]